Exhibit 10.2

GUARANTEE AGREEMENT

dated as of

August 11, 2005,

among

SUNGARD HOLDCO LLC,

SUNGARD DATA SYSTEMS INC.

SOLAR CAPITAL CORP.,

THE SUBSIDIARIES OF SUNGARD DATA SYSTEMS INC.

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	1

SECTION 1.02. Other Defined Terms	1

ARTICLE II

Guarantee

SECTION 2.01. Guarantee	3

SECTION 2.02. Guarantee of Payment	3

SECTION 2.03. No Limitations	4

SECTION 2.04. Reinstatement	5

SECTION 2.05. Agreement To Pay; Subrogation	5

SECTION 2.06. Information	5

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation	6

SECTION 3.02. Contribution and Subrogation	6

SECTION 3.03. Subordination	6

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices	7

SECTION 4.02. Waivers; Amendment	7

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification	7

SECTION 4.04. Successors and Assigns	8

Schedules

Schedule I	Subsidiary Parties

Exhibits

Exhibit I	Form of Guarantee Agreement Supplement

GUARANTEE AGREEMENT dated as of August 11, 2005 among SUNGARD HOLDCO LLC (“Holdings”), SUNGARD DATA SYSTEMS INC., SOLAR CAPITAL CORP., the Subsidiaries of the Company identified herein and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of August 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, SunGard, the Overseas Borrowers, Holdings, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender from time to time party thereto, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Co-Syndication Agents, and Barclays Bank PLC and The Royal Bank of Canada, as Co-Documentation Agents. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guarantee Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

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“Credit Agreement Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement.

“Existing Notes Holder” means the person in whose name an Existing Note is registered in the books of SunGard or the Company, as applicable, kept for such purpose.

“Existing Notes Indenture” means the indenture dated January 15, 2004 between SunGard and the Existing Notes Trustee.

“Existing Notes Obligations” means the due and punctual payment by SunGard or the Company, as applicable, of the principal and interest on the Existing Notes, when and as due.

“Existing Notes Secured Parties” means the Existing Notes Holders and the Existing Notes Trustee.

“Existing Notes Trustee” means The Bank of New York and its successors and assigns.

“Guarantee Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Guarantor” means each Overseas Guarantor and each U.S. Guarantor.

“Obligations” means the Credit Agreement Obligations, the Overseas Revolving Obligations and the Existing Notes Obligations.

“Overseas Guarantor” means each Subsidiary Party that is a Qualified Foreign Subsidiary.

“Overseas Secured Parties” means, collectively, the Administrative Agent, the Revolving Credit Lenders, Hedge Banks that are counterparties to Secured Hedge Agreements with Overseas Revolver Borrowers, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement.

“Secured Parties” means the Credit Agreement Secured Parties, the Overseas Secured Parties and the Existing Notes Secured Parties.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“U.S. Guarantor” means each of Holdings, the Company and each Subsidiary Party that is a Domestic Subsidiary.

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ARTICLE II

Guarantee

SECTION 2.01. Guarantee. (a) Each U.S. Guarantor unconditionally guarantees, jointly with the other U.S. Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Credit Agreement Obligations. Each of the U.S. Guarantors further agrees that the Credit Agreement Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Credit Agreement Obligation. Each of the U.S. Guarantors waives presentment to, demand of payment from and protest to the applicable Borrower or any other Loan Party of any of the Credit Agreement Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Each Overseas Guarantor unconditionally guarantees, jointly with the other Overseas Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Overseas Revolving Obligations. Each of the Overseas Guarantors further agrees that the Overseas Revolving Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Overseas Obligation. Each of the Overseas Guarantors waives presentment to, demand of payment from and protest to the applicable Borrower or any other Loan Party of any of the Overseas Revolving Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(c) Each U.S. Guarantor unconditionally guarantees, jointly with the other U.S. Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Existing Notes Obligations. Each of the U.S. Guarantors further agrees that the Existing Notes Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Existing Notes Obligation. Each of the U.S. Guarantors waives presentment to, demand of payment from and protest to SunGard, the Company or any other Loan Party of any of the Existing Notes Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the applicable Borrower, SunGard, the Company or any other Person.

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SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document, the Existing Notes Indenture or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent (as defined in the Security Agreement) or any other Secured Party for the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable). Each Guarantor expressly authorizes the applicable Secured Parties to take and hold security for the payment and performance of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the applicable Borrower, SunGard, the Company or any other Loan Party or the unenforceability of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, or any part thereof from any cause, or the cessation from any cause of the liability of the applicable Borrower, SunGard, the Company or any other Loan Party, other than the indefeasible payment in full in cash of all the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes

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Obligations, as applicable, make any other accommodation with the applicable Borrower, SunGard, the Company or any other Loan Party or exercise any other right or remedy available to them against the applicable Borrower, SunGard, the Company or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Credit Agreement Obligations, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the applicable Borrower, SunGard, the Company or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Credit Agreement Obligation, Overseas Obligation or Existing Notes Obligation, as applicable, is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the applicable Borrower, SunGard, the Company, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the applicable Borrower, SunGard, the Company or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation; provided that Overseas Guarantors shall have no payment obligations hereunder other than with respect to Overseas Revolving Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the applicable Borrower, SunGard, the Company or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the applicable Borrower’s, SunGard’s, the Company’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Agreement Obligation, Overseas Revolving Obligations or Existing Notes Obligations, as applicable, and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03), each Borrower agrees that in the event a payment of an obligation shall be made by any Guarantor under this Agreement, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 3.02. Contribution and Subrogation. Each Subsidiary Party (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Party hereunder in respect of any Obligation and such other Subsidiary Party (the “Claiming Party”) shall not have been fully indemnified by the applicable Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the Guarantee Agreement Supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the U.S. Guarantors and the Overseas Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Credit Agreement Obligations and the Overseas Revolving Obligations, respectively. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each U.S. Guarantor and each Overseas Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Credit Agreement Obligations and the Overseas Revolving Obligations, respectively.

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ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement or Section 11.02 of the Existing Notes Indenture, as applicable. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company as provided in Section 10.02 of the Credit Agreement.

SECTION 4.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement; provided, however, that the requisite written consent of the Existing Notes Holders or the Existing Notes Trustee under the Existing Notes Indenture shall be required with respect to any release, waiver, amendment or other modification of this Agreement that would materially and adversely affect the guarantee by the U.S. Guarantors of the due and punctual payment and performance of the Existing Notes Obligations. Except as set forth in this Section 4.02(b), neither the Existing Notes Holders nor the Existing Notes Trustee shall have any rights to approve any release, waiver, amendment, modification, charge, discharge or termination with respect to this Agreement.

SECTION 4.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be

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entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Company agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 4.03 shall be payable within 10 days of written demand therefor.

SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable

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under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or uneforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to the Company or any other Loan Party, any such notice being waived by the Company and each Loan Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Lender and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Lender or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that, in the case of any such deposits or other Indebtedness for the credit or the account of any Foreign Subsidiary, such set off may only be against any obligations of Foreign Subsidiaries. Each Lender

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agrees promptly to notify the Company and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York City and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor, or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY

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OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.12. Security Interest Absolute. All rights of the Administrative Agent hereunder and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Existing Notes Indenture, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the Existing Notes Indenture or any other agreement or instrument, (c) any release or amendment or waiver of or consent under or departure from any guarantee guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 4.13. Termination or Release. (a) This Agreement and the Guarantees made herein shall terminate with respect to all Obligations when all the outstanding Credit Agreement Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Obligations have been reduced to zero and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) This Agreement and the Guarantees of the Existing Notes Obligations made herein shall terminate with respect to the Existing Notes Trustee and the Existing Notes Holders when all Existing Notes Obligations have been indefeasibly paid in full.

(c) A Subsidiary Party shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(d) In connection with any termination or release pursuant to paragraph (a) or (b), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request

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to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.

SECTION 4.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Subsidiary Parties upon becoming a Restricted Subsidiaries. Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a Guarantee Agreement Supplement, such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 4.15. Effectiveness of the Merger. SunGard and its Subsidiaries shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of SunGard or any of its Subsidiaries hereunder shall not become effective until such time. Upon consummation of the Merger, SunGard shall succeed to all the rights and obligations of Solar Capital Corp. under this Agreement and all rights, obligations, representations and warranties of SunGard and its Subsidiaries shall become effective as of the date hereof, without any further action by any Person.

12

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SUNGARD HOLDCO LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SUNGARD DATA SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Senior Vice President - Finance and Chief Financial Officer

SOLAR CAPITAL CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

ASC SOFTWARE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

ASSENT SOFTWARE LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Assistant Secretary and Treasurer

AUTOMATED SECURITIES CLEARANCE, LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

BANCWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Clerk and Treasurer

DATA TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

DERIVATECH RISK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

ELINK PROCESSING LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

EXETER EDUCATIONAL MANAGEMENT SYSTEMS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FDP CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL DATA PLANNING CORP.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

FINANCIAL TECHNOLOGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

HTE-UCS, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

INFLOW LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

MBM INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

MICROHEDGE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

ONLINE SECURITIES PROCESSING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

PLAID BROTHERS SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

PORTFOLIO VENTURES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

PRESCIENT MARKETS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

PROTOGENT, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SIS EUROPE HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

SRS DEVELOPMENT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD ADVISOR TECHNOLOGIES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD ASIA PACIFIC INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ASSET MANAGEMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD AVAILABILITY SERVICES LP,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD AVAILABILITY SERVICES LTD.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD BI-TECH INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BSR INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD BUSINESS SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD CANADA HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD COLLEGIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD COMPUTER SERVICES LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD CORBEL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD DEVELOPMENT CORPORATION,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD DIS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President Treasurer and Assistant Secretary

SUNGARD ENERGY SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD ENFORM CONSULTING INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EPROCESS INTELLIGENCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD EXPERT SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD FINANCIAL SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD HTE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INSURANCE SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD INVESTMENT PRODUCTS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD INVESTMENT SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD INVESTMENT VENTURE LLC,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD KIODEX INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD MARKET DATA SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD NETWORK SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD PENTAMATION INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD REFERENCE DATA SOLUTIONS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD SAS HOLDINGS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SCT INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SECURITIES FINANCE INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

SUNGARD SECURITIES FINANCE INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Treasurer and Assistant Secretary

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD SHAREHOLDER SYSTEMS INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President and Assistant Secretary

SUNGARD SOFTWARE, INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: President, Treasurer and Assistant Secretary

SUNGARD SYSTEMS INTERNATIONAL INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

SUNGARD TECHNOLOGY SERVICES INC.,

by	/s/ Michael J. Ruane
Name: Michael J. Ruane
Title: Assistant Vice President, Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD TRADING SYSTEMS VAR LLC,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Secretary and Treasurer

SUNGARD TREASURY SYSTEMS INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Secretary and Treasurer

SUNGARD TRUST SYSTEMS INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Treasurer and Assistant Secretary

SUNGARD WEALTH MANAGEMENT SERVICES, LLC,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

SUNGARD WORKFLOW SOLUTIONS INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President and
Assistant Secretary

SYSTEMS & COMPUTER TECHNOLOGY CORPORATION,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President and
Assistant Secretary

TRUST TAX SERVICES OF AMERICA, INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Clerk and Treasurer

WALL STREET CONCEPTS INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

WORLD SYSTEMS INC.,

by	/s/ Michael J. Ruane
	Name:	Michael J. Ruane
	Title:	Assistant Vice President,
Assistant Secretary and Treasurer

GUARANTEE AGREEMENT SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ Bruce Borden
	Name:	BRUCE BORDEN
	Title:	VICE PRESIDENT

Schedule I to

the Guarantee Agreement

SUBSIDIARY PARTIES

Entity Name

ASC Software Inc.

Assent Software LLC

Automated Securities Clearance, Ltd.

BancWare, Inc.

Data Technology Services Inc.

Derivatech Risk Solutions Inc.

Elink Processing LLC

Exeter Educational Management Systems, Inc.

FDP Corp.

Financial Data Planning Corp.

Financial Technology Systems Inc.

HTE – UCS, Inc.

Inflow LLC

MBM Inc.

MicroHedge Inc.

Online Securities Processing Inc.

Plaid Brothers Software, Inc.

Portfolio Ventures Inc.

Prescient Markets Inc.

Protegent, Inc.

SIS Europe Holdings Inc.

SRS Development Inc.

SunGard Advisor Technologies Inc.

SunGard Asia Pacific Inc.

SunGard Asset Management Systems Inc.

SunGard Availability Inc.

SunGard Availability Services LP

SunGard Availability Services Ltd.

SunGard Bi-Tech Inc.

SunGard BSR Inc.

SunGard Business Systems Inc.

SunGard Canada Holdings Inc.

SunGard Collegis Inc.

SunGard Computer Services LLC

SunGard Corbel Inc.

SunGard Data Systems Inc.

SunGard Development Corporation

SunGard DIS Inc.

SunGard Energy Systems Inc.

SunGard Enform Consulting Inc.

SunGard eProcess Intelligence Inc.

SunGard Expert Solutions Inc.

SunGard Financial Systems Inc.

SunGard Holdco LLC

SunGard HTE Inc.

SunGard Insurance Systems Inc.

SunGard Investment Products Inc.

SunGard Investment Systems Inc.

SunGard Investment Ventures LLC

SunGard Kiodex Inc.

SunGard Market Data Services Inc.

SunGard NetWork Solutions Inc.

SunGard Pentamation Inc.

SunGard Reference Data Solutions Inc.

SunGard SAS Holdings Inc.

SunGard SCT Inc.

SunGard Securities Finance Inc.

SunGard Securities Finance International Inc.

SunGard Shareholder Systems Inc.

SunGard Software, Inc.

SunGard Systems International Inc.

SunGard Technology Services Inc.

SunGard Trading Systems VAR LLC

SunGard Treasury Systems Inc.

SunGard Trust Systems Inc.

SunGard Wealth Management Services, LLC

SunGard Workflow Solutions Inc.

Systems & Computer Technology Corporation

Trust Tax Services Of America, Inc.

Wall Street Concepts Inc.

World Systems Inc.